UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On July 1, 2014, Eagle Rock Energy Partners, L.P. (the “Partnership”) announced the successful closing of the transaction between the Partnership and Regency Energy Partners LP (“Regency”), in which the Partnership contributed its midstream business to Regency (the "Contribution"). On July 1, 2014, in connection with the closing of the Contribution and the completion of Regency’s exchange offer and consent solicitation for $489.9 million of the Partnership’s 8.375% Senior Notes due 2019 (the “Notes”), the Partnership executed a Third Supplemental Indenture (the "Supplemental Indenture"), with respect to the Indenture, dated as of May 27, 2011 by and among the Partnership, Eagle Rock Energy Finance Corp. the Guarantors named therein and U.S. Bank National Association as trustee, as amended (collectively, the "Indenture"). The Supplemental Indenture eliminates substantially all of the restrictive covenants and certain events of default with respect to the $51.1 million of unexchanged Notes that remain outstanding under the Indenture. The exchanged Notes are being cancelled.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

On July 1, 2014, the Partnership announced the successful completion of the Contribution pursuant to the Contribution Agreement dated as of December 23, 2013 among the Partnership, Regency and Regal Midstream LLC (the “Contribution Agreement”). The consideration received by the Partnership for the Contribution included: (i) $576.2 million of cash; (ii) 8,245,859 Regency common units and (iii) the exchange of $498.9 million face amount of newly-issued Regency 8.375% Senior Notes due 2019 for $498.9 million face amount of the Notes.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(b)(1) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information, including an unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.    Description

2.1
Contribution Agreement dated as of December 23, 2013, by and among Eagle Rock Energy Partners, L.P., Regency Energy Partners LP and Regal Midstream LLC (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on December 26, 2013).

4.1
Third Supplemental Indenture dated as of July 1, 2014, among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Unaudited pro forma condensed consolidated financial information (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on May 28, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: July 3, 2014	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.    Description

2.1
Contribution Agreement dated as of December 23, 2013, by and among Eagle Rock Energy Partners, L.P., Regency Energy Partners LP and Regal Midstream LLC (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on December 26, 2013).

4.1
Third Supplemental Indenture dated as of July 1, 2014, among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Unaudited pro forma condensed consolidated financial information (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on May 28, 2014).